Exhibit 3.191

RESTATED CERTIFICATE OF INCORPORATION

OF

REHABILITATION HOSPITAL CORPORATION OF AMERICA

The undersigned, the Chairman of the Board of REHABILITATION HOSPITAL CORPORATION Off’ AMERICA, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY as follows:

FIRST: The present name of the corporation is REHABILITATION HOSPITAL CORPORATION OF AMERICA (the “Corporation”); the name under which the Corporation was originally incorporated was NEW RHCA, LTD.; and the data of filing of the original certificate of incorporation of the Corporation with the secretary of State of the State of Delaware was December 9, 1991.

SECOND: This Restated Certificate of Incorporation of the Corporation only restates and integrates and does not further amend the provisions of the Corporation’s certificate of incorporation as heretofore amended or supplemented, and there is no discrepancy between the provisions of such certificate of incorporation and the provisions of this Restated Certificate of Incorporation.

THIRD: The Board of Directors of the Corporation has duly adopted this Restated Certificate of Incorporation in accordance with the provisions of Section 245 of the General Corporation Law of the State of Delaware in the form set forth as follows:

RESTATED CERTIFICATE OF INCORPORATION

OF

REHABILITATION HOSPITAL CORPORATION OF AMERICA

FIRST. The name of the corporation is REHABILITATION HOSPITAL CORPORATION OF AMERICA (the “Corporation”).

SECOND: The address of the Corporation’s registered office in the State of Delaware is 32 Loockerman Square, Suite L-100, Dover, Delaware 19901, Kent County, and the name of the Corporation’s registered agent at such address is The Prentice-Hall Corporation System, Inc.

THIRD: The purpose for which the Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is 7,250 shares of Preferred Stock, $.01 par value per share (the “Preferred Stock”), and 5,000,000 shares of Common Stock, $.01 par value per share (the “Common Stock”).

4.1 Preferred Stock. The voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions of the Preferred Stock shall be as follows:

4.1.1 Dividends. The dividend rate for the Preferred Stock shall be $10.00 per share per annum, and shall be payable quarterly on March 31, June 30, September 30 and December 31 in each year commencing December 31, 1991. Dividends shall accrue and be cumulative on shares of the Preferred Stock from the date of issuance thereof; provided, however, that dividends on any shares of Preferred Stock issued by the Corporation pursuant to a merger of the Corporation with Rehabilitation Hospital Corporation of America, a Delaware corporation (“Hospital”), in exchange for shares of Preferred Stock of Hospital shall be deemed to have been issued on July 10, 1991 for purposes of determining the date dividends commenced to accrue thereon. All dividends accrued and unpaid from the date of issuance of the Preferred Stock until December 31, 1991 shall be payable on December 31, 1991 Dividends upon the Preferred Stock shall be cumulative, so that if dividends upon the outstanding Preferred Stock from the date on which such dividends commence to accrue to the end of the then current quarterly dividend period for such stock shall not have been paid or declared and a sum sufficient for the payment thereof set apart, the amount of the deficiency shall be paid, but without interest, or dividends in such amount shall be declared and set apart for payment, before any dividends (other than dividends payable in shares of Common Stock) shall be ordered or made in respect of the Common Stock or any Common Stock shall be purchased by the Corporation.

4.1.2 Liquidation, Dissolution or Winding Up. The amount payable on the Preferred Stock in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, shall be $100 per share together with all dividends accrued and accumulated but unpaid thereon, but computed without interest, through the date of such liquidation, dissolution or winding up. The merger or consolidation of the Corporation into or with another corporation, the merger or consolidation of any other corporation into or with the Corporation, or the sale, transfer, mortgage, pledge or lease of all or substantially all the assets of the Corporation shall not be deemed to be a liquidation, dissolution or winding up of the Corporation.

4.1.3 Redemption. (a) The Corporation may redeem the whole or any part of the Preferred Stock at any time or from time to time. The price at which such stock may be redeemed shall be $100 per share together with ell dividends accrued and accumulated but unpaid thereon, but computed without interest, through the redemption date. If less than all of the outstanding shares of the Preferred Stock shall be redeemed, the particular shares to be redeemed shall be allocated among the respective holders of Preferred Stock pro rata.

(b) Notice of the date of each redemption referred to in paragraph (a) of this subsection 4.1.3 and the place where the amount to be paid upon redemption is payable shall be mailed, postage prepaid, at least 30 days, but not more than 60 days, prior to said redemption date to the holders of record of the Preferred Stock to be redeemed at their respective addresses as the same shall appear on the books of the Corporation. If such notice of redemption shall have been so mailed, and if on or before the redemption date specified in such notice all funds necessary for such redemption shall have been set aside by the Corporation separate and apart from its other funds, in trust for the account of the holders of the shares to be redeemed (and so as to be and continue to be available therefor), then, on and after said redemption date, notwithstanding that any certificate for shares of the Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby so called for redemption shall be deemed to be no longer outstanding, the right to receive dividends thereon shall cease to accrue, and all rights with respect to such shares of the Preferred Stock so called for redemption shall forthwith cease and terminate, except only the right of the holders thereof to receive out of the funds so set aside in trust, the amount payable on redemption thereof, but without interest. However, if such notice of redemption shall have been so mailed, and if prior to the date of redemption specified in such notice said funds shall be deposited in trust for the account of the holders of the shares to be redeemed (and so as to be and continue to be available therefor), with a bank or trust company named in such notice doing business in the Borough of Manhattan in the City of New York and having capital, surplus and undivided profits of at least $50,000,000, thereupon and without awaiting the redemption date, all shares of Preferred Stock with respect to which such notice shall have been mailed and such deposit shall have been so made shall be deemed to be no longer outstanding, and all rights with respect to such shares of Preferred Stock shall forthwith, upon such deposit in trust, cease and terminate, except only the right of the holders thereof on or after the redemption date to receive from such deposit the amount payable on redemption thereof, but without interest. In case the holders of shares of Preferred stock which shall have been redeemed shall not within three years after the redemption date claim any amount so deposited in trust for the redemption of such shares, such bank or trust company shall, upon demand, pay over to the Corporation any such unclaimed amount so deposited with it, and shall thereupon be relieved of all responsibility in respect thereof, and thereafter the holders of such shares shall look only to the Corporation for payment of the redemption price thereof, but without interest.

(c) Any then outstanding shares of Preferred Stock shall be redeemed by the Corporation on March 31, 1996. Such redemption shall be at a redemption price and shall be effected in the manner and with the effect as provided in paragraphs (a) and (b) hereof for the redemption of shares of Preferred Stock at the option of the Corporation.

(d) Any then outstanding sharps of Preferred Stock shall be redeemed by the Corporation upon the closing of the initial sale to the public by the Corporation of shares of its capital stock pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

4.1.4 Restrictions and Limitations. The consent of the holders of, at least a majority of the outstanding shares of the Preferred Stock, given in person or by proxy, either in writing or at a special meeting called for the purpose, shall be necessary to effect or validate any one or more of the following:

(a) The authorization of, or any increase in the authorized amount of, any additional class of stock of the Corporation ranking prior to or on a parity with the Preferred Stock; or

(b) The amendment, change or alteration of the Certificate of Incorporation of the Corporation so to affect adversely the rights or preferences of the Preferred Stock or the holders thereof.

4.2 Common Stock. The voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions of the Common Stock shall be as follows:

4.2.1 Dividends. Subject to the rights of the Preferred Stock, dividends may be paid on the Common Stock as and when declared by the Board of Directors of the Corporation out of any funds of the Corporation legally available for the payment thereof.

4.2.2 Liquidation, Dissolution or Winding Up. After payment shall have been made in full to the holders of the Preferred Stock in the event of the liquidation, dissolution or winding-up of the Corporation, the remaining funds and assets of the Corporation shall be distributed to the holders of the Common Stock pro rata.

4.2.3 Voting Rights. The holders of the Common Stock shall possess full voting power for the election of directors of the Corporation. Each holder of the Common Stock shall be entitled to one vote per share of Common Stock held of record.

FIFTH: Subject to the provisions of the General Corporation Law of the State of Delaware, the number of directors of the Corporation shall be determined as provided by the By-Laws.

SIXTH: The Corporation shall indemnify and hold harmless any director, officer, employee or agent of the Corporation from and against any and all expenses and liabilities that may be imposed upon or incurred by him in connection with, or as a result of, any proceeding in which he may become involved, as a party or otherwise, by reason of the fact that he is or was such a director, officer, employee or agent of the Corporation, whether or not he continues to be such at the time such expenses and liabilities shall have been imposed or incurred, to the extent permitted by the laws of the State of Delaware, as they may be amended from time to time.

SEVENTH: In furtherance and not in limitation of the general powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter or repeal the By-Laws of the Corporation, except as specifically stated therein.

EIGHTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware, may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of §291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of §279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholder’s or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of this Corporation, as the case may be, and also on this Corporation.

NINTH: Except as otherwise required by the lawn of the State of Delaware, the stockholders and directors shall have the power to hold their meetings and to keep the books, documents and papers of the Corporation outside of the State of Delaware, and the Corporation shall have the power to have one or more offices within or without the State of Delaware, at such places as may be from time to time designated by the By-Laws or by resolution of the stockholders or Directors. Elections of directors need not be by ballot unless the By-Laws of the Corporation shall so provide.

TENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ELEVENTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for the unlawful payment of dividends or unlawful stock purchases under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived any improper personal benefit. If after the date hereof, the General Corporation Law of the State of Delaware is amended to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

TWELFTH: The Corporation expressly elects not to be governed by the provisions of Section 203 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Restated Certificate of Incorporation to be executed this 24th day of January, 1992.

REHABILITATION HOSPITAL CORPORATION OF AMERICA.

By:	/s/ John H. Foster
John H. Foster
Chairman of the Board

[Corporate Seal]

Attest:

/s/ Maria-Ines Fernandez
Maria-Ines Fernandez
Secretary

CERTIFICATE OF OWNERSHIP AND MERGER

OF

THE MEDICON GROUP, INC.

(a Pennsylvania corporation)

into

REHABILITATION HOSPITAL CORPORATION OF AMERICA

(a Delaware corporation)

It is hereby certified that:

1. Rehabilitation Hospital Corporation of America (the “Corporation”) is a business corporation organized under the laws of the State of Delaware.

2. The Corporation is the owner of all of the issued and outstanding shares of common stock, $.10 par value, of The Medicon Group, Inc., a business corporation organized under the laws of the Commonwealth of Pennsylvania (“TMG”).

3. The laws of the Commonwealth of Pennsylvania permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction.

4. The Corporation hereby merges TMG into the Corporation effective at 5:00 p.m. on December 31, 1992.

5. The following is a copy of the resolutions adopted on December 9, 1992 by the Board of Directors of the Corporation to merge TMG into the Corporation:

RESOLVED, that TMG be merged into this Corporation, and that all of the estate, property, rights, privileges, powers, and franchises of TMG be vested in and held and enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by TMG in its name; and it is

FURTHER RESOLVED, that this Corporation assume all of the obligations of TMG; and it is

FURTHER RESOLVED, that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware, by the laws of the Commonwealth of Pennsylvania, and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the jurisdiction of organization of TMG and of this Corporation and in any other appropriate jurisdiction; and it is

FURTHER RESOLVED, that the effective time of the Certificate of Ownership and Merger setting forth a copy of these resolutions shall be 5:00 p.m. on December 31, 1992, and that, insofar as the General Corporation Law of the State of Delaware shall govern the same, said time shall be the effective merger time.

Dated: December 21, 1992

REHABILITATION HOSPITAL CORPORATION OF AMERICA, INC.

	By:	/s/ J. Calvin Kaylor
J. Calvin Kaylor
	Title:	President

Attest:

/s/ Robert A. Ouimette
Robert A. Ouimette
Title:	Assistant Secretary

2

CERTIFICATE OF AMENDMENT

OF

THE CERTIFICATE OF INCORPORATION

OF

REHABILITATION HOSPITAL CORPORATION OF AMERICA

Rehabilitation Hospital Corporation of America, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of said corporation by unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

RESOLVED, that the Certificate of Incorporation of Rehabilitation Hospital Corporation of America be amended by changing the Article FOURTH thereof so that, as amended, said Article shall be and read as follows:

“FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is 1,000 shares of common stock, $.01 par value.”

SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

CERTIFICATE OF CHANGE OF REGISTERED AGENT

AND

REGISTERED OFFICE

* * * * *

REHABILITATION HOSPITAL CORPORATION OF AMERICA, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

The present registered agent of the corporation is THE PRENTICE—HALL CORPORATION SYSTEM, INC. and the present registered office of the corporation is in the county of KENT

The Board of Directors of REHABILITATION HOSPITAL CORPORATION OF AMERICA adopted the following resolution on the 10th day of October, 1994

Resolved, that the registered office of REHABILITATION HOSPITAL CORPORATION OF AMERICA in the state of Delaware be and it hereby is changed to Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, and the authorization of the present registered agent of this corporation be and the same is hereby withdrawn, and THE CORPORATION TRUST COMPANY, shall be and is hereby constituted and appointed the registered agent of this corporation at the address of its registered office.

IN WITNESS WHEREOF, REHABILITATION HOSPITAL CORPORATION OF AMERICA has caused this statement to be signed by John M. Coogan, Jr., its

Secretary     *, this 17th day of October 1994.

/s/ John M. Coogan, Jr.
John M. Coogan, Jr.
Secretary

*	Any authorized officer or the chairman or Vice-Chairman of the Board of Directors may execute this certificate.

CERTIFICATE OF MERGER OF

NOVACARE TRI-STATE REGIONAL REHABILITATION HOSPITAL, INC.

(an Indiana corporation)

AND

NOVACARE REHABILITATION HOSPITAL OF NORTH TEXAS, INC.

(a Delaware corporation)

INTO

REHABILITATION HOSPITAL CORPORATION OF AMERICA

(A Delaware Corporation)

Pursuant to the provisions of Section 252 of the General Corporation Law of the State of Delaware, the undersigned domestic and foreign corporations adopt the following Certificate of Merger for the purpose of merging NovaCare Tri-State Rehabilitation Hospital, Inc. and NovaCare Rehabilitation Hospital of North Texas, Inc. (the “Merged Corporations”) into Rehabilitation Hospital Corporation of America:

FIRST: The name and state of incorporation of each of the constituent corporations of the merger are as follows:

Corporation	State
NovaCare Tri-State Rehabilitation Hospital, Inc.	Indiana
NovaCare Rehabilitation Hospital of North Texas, Inc.	Delaware
Rehabilitation Hospital Corporation of America	Delaware

SECOND: That an Agreement of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of section 252 of the General Corporation Law of Delaware.

THIRD: The name of the surviving corporation of the merger is Rehabilitation Hospital Corporation of America (the “Surviving Corporation”), and it is to be governed by the laws of the state of Delaware. The principal office location of the Surviving Corporation is Two Perimeter Park South, Suite 224W, Birmingham, Alabama 35243.

FOURTH: The Plans of Merger, set forth in Exhibit A attached hereto and incorporated herein by reference as of the date hereof, were submitted to and approved by the respective Boards of Directors and Stockholders of the Surviving Corporation and the Merged Corporations, in the manner prescribed by their charters, the General Corporation Law of the state of Delaware and the Indiana Business Corporation Law.

FIFTH: That the executed Agreement of Merger is on file at the principal place of business of the surviving corporation, the address of which is Two Perimeter Park South, Suite 224W, Birmingham, Alabama 35243.

SIXTH: That a copy of the Agreement of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

SEVENTH: The authorized capital stock of each foreign. corporation which is a party to the merger is as follows:

NovaCare Tri-State Regional Rehabilitation Hospital, Inc. has a total of 1,000 shares of Common Stock, no par value, authorized. NovaCare Rehabilitation Hospital of North Texas, Inc. has a total of 1,000 shares of Common Stock, par value $1.00 per share, authorized, with a total aggregate par value of $1,000.00. The Surviving Corporation has a total of 1,000 shares of Common Stock, authorized, par value of $.01 per share, with a total aggregate par value of $10.00. No shares of capital stock of the Surviving Corporation are to be issued in connection with the merger.

2

IN WITNESS WHEREOF, the undersigned have hereunto caused this Certificate of Merger to be executed by their respective duly authorized corporate officers, who have been so authorized by resolutions of their respective Boards of Directors, as of the 23rd day of December, 1996, heretofore executed under penalty of perjury.

NOVACARE TRI-STATE REHABILITATION HOSPITAL, INC.
(an Indiana corporation)

By:	/s/ Anthony J. Tanner
Anthony J. Tanner
Its Secretary

NOVACARE REHABILITATION HOSPITAL OF NORTH TEXAS
(a Delaware corporation)

By:	/s/ Anthony J. Tanner
Anthony J. Tanner
Its Secretary

REHABILITATION HOSPITAL CORPORATION OF AMERICA
(a Delaware corporation)

By:	/s/ William W. Horton
William W. Horton
Its Vice President

3

EXHIBIT A

PLAN OF MERGER

The terms and conditions of the following Plan of Merger were advised, authorized and approved by the respective Boards of Directors and stockholders of the constituent corporations, in the manner prescribed by their Articles/Certificates of Incorporation or charters, the General Corporation Law of the State of Delaware and the Indiana Business Corporation Law:

1. Rehabilitation Hospital Corporation of America, a Delaware corporation (the “Company”) shall merge into itself NovaCare Tri-State Regional Rehabilitation Hospital, Inc, an Indiana corporation (the “Merged Corporation”) and assume all of the Merged Corporation’s liabilities and obligations, with the Company being the surviving corporation.

2. Upon the effectiveness of such merger, (a) the separate corporate existence of the Merged Corporation shall cease, (b) all outstanding shares of capital stock of the Merged Corporation shall be canceled and no shares of capital stock of the Company shall be issued as a result of the merger, (c) all corporate acts, liabilities and obligations of the Merged Corporation shall become the acts, liabilities and obligations of the Company, and (d) the merger shall have all effects specified in applicable provisions of the General Corporation Law of the State of Delaware and the Indiana Business Corporation law.

3. No amendments to the Certificate of Incorporation of the Company shall occur as a result of such merger.

4. The Chairman of the Board, President and Chief Executive Officer of the Company, any Executive Vice President, Senior Vice President or Group Vice President of the Company, and the Secretary or any Assistant Secretary of the. Company, are hereby authorized and directed to make, execute and acknowledge a Certificate/Articles of Merger and to file the same in the office of the Secretary of State of the State of Delaware and such other public offices as may be necessary or advisable to effect such merger.

IN WITNESS WHEREOF, the undersigned have hereunto caused this Plan of Merger co be executed by their respective duly authorized corporate officers. as of this 28th day of December. 1996.

REHABILITATION HOSPITAL CORPORATION OF AMERICA

By:	/s/ William W. Horton	(SEAL)
William W. Horton
Its Vice President

ATTEST:

/s/ C. Drew Demaray
C. Drew Demaray
Assistant Secretary

NOVACARE TRI-STATE REGIONAL REHABILITATION HOSPITAL, INC.

By:	/s/ Anthony J. Tanner	(SEAL)
Anthony J. Tanner
Its Secretary

ATTEST:

/s/ William W. Horton
William W. Horton
Assistant Secretary

2

EXHIBIT A

PLAN OF MERGER

The terms and conditions of the following Plan of Merger were advised, authorized and approved by the respective Boards of Directors and stockholders of the constituent corporations, in the manner prescribed by their Articles/Certificates of Incorporation or charters and the General Corporation Law of the State of Delaware.

1. Rehabilitation Hospital Corporation of America, a Delaware corporation (the “Company”) shall merge into itself NovaCare Rehabilitation Hospital of North Texas, Inc., a Delaware corporation (the “Merged Corporation”) and assume all of the Merged Corporation’s liabilities and obligations, with the Company being the surviving corporation.

2. Upon the effectiveness of such merger, (a) the separate corporate existence of the Merged Corporation shall cease, (b) all outstanding shares of capital stock of the Merged Corporation shall be canceled and no shares of capital stock of the Company shall be issued as a result of the merger, (c) all corporate acts, liabilities and obligations of the Merged Corporation shall become the acts, liabilities and obligations of the Company, and (d) the merger shall have all effects specified in applicable provisions of the General Corporation Law of the State of Delaware.

3. No amendments to the Certificate of Incorporation of the Company shall occur as a result of such merger.

4. The Chairman of the Board, President and Chief Executive Officer of the Company, any Executive Vice President, Senior Vice President or Group Vice President of the Company, and the Secretary or any Assistant Secretary of the Company, are hereby authorized and directed to make, execute and acknowledge a Certificate/Articles of Merger and to file the same in the office of the Secretary of State of the State of Delaware and such other public offices as may be necessary or advisable to effect such merger.

IN WITNESS WHEREOF, the undersigned have hereunto caused this Plan of Merger to be executed by their respective duty authorized corporate officers, as of this 23rd day of December, 1996.

REHABILITATION HOSPITAL CORPORATION OF AMERICA

By:	/s/ William W. Horton	(SEAL)
William W. Horton
Its Vice President

ATTEST:

/s/ C. Drew Demaray
C. Drew Demaray
Assistant Secretary

NOVACARE REHABILITATION HOSPITAL OF NORTH TEXAS, INC.

By:	/s/ Anthony J. Tanner	(SEAL)
Anthony J. Tanner
Its Secretary

ATTEST:

By:	/s/ William W. Horton
William W. Horton
Assistant Secretary

2

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

MEDICAL REHABILITATION CORPORATION OF MARYLAND

AMERICAN HEALTH ENTERPRISES, LTD.

WEST VIRGINIA REHABILITATION SERVICES, INC.

REHABILITATION CORPORATION OF VIRGINIA

REHABWORLD OF WEST VIRGINIA, INC.

EAST CAPITAL REHABILITATION HOSPITAL, INC.

CRH, INC.

INTO

REHABILITATION HOSPITAL CORPORATION OF AMERICA

* * * * *

Pursuant to the provisions of Section 253 of the General Corporation Law of the State of Delaware, Rehabilitation Hospital Corporation of America, a Delaware corporation (the “Company”), hereby certifies as follows:

FIRST: That the Company was incorporated pursuant to the General Corporation Law of the State of Delaware.

SECOND: That the Company owns all of the outstanding shares of each class of the capital stock of the following corporations (all of such entities being collectively called the “Subsidiaries”):

(a) Medical Rehabilitation Corporation of Maryland, a Maryland corporation;

(b) American Health Enterprises, Ltd., a Pennsylvania corporation;

(c) West Virginia Rehabilitation Services, Inc., a Pennsylvania corporation;

(d) Rehabilitation Corporation of Virginia, a Virginia corporation;

(e) RehabWorld of West Virginia, Inc. a West Virginia corporation;

(f) East Capital Rehabilitation Hospital, Inc., a Maryland corporation; and

(g) CRH, Inc. a Maryland corporation.

THIRD: The Plans of Merger, duly adopted by the Board of Directors of the Company is hereto attached as Exhibit A and incorporated herein by reference as of the date hereof.

FOURTH: That the Company, by the following resolutions of its Board of Directors, duly adopted by unanimous written consent of its members, filed with the minutes of the Board, on the 23rd day of December, 1996, determined to and did merge into itself said Subsidiaries on the conditions set forth in such resolutions:

NOW THEREFORE, BE IT RESOLVED, that the Plan be, and hereby is, in all respects approved in the form presented to the Board, subject to such additional or revised terms and conditions as may be negotiated; and

BE IT FURTHER RESOLVED, that the Board hereby authorizes and empowers the Chairman of the Board, President and Chief Executive Officer of the Company, any Executive Vice President, Senior Vice President or Group Vice President of the Company, and the Secretary or any Assistant Secretary of the Company, to be an Authorized Representative, as such term is hereinafter used in these resolutions; and

BE IT FURTHER RESOLVED, that the Authorized Representatives be, and each of them hereby is, authorized, for and on behalf of the Company, to negotiate, execute and deliver the Plan and to take any and all actions, to make, execute, file and/or record any and all documents and instruments deemed necessary or advisable in order to effect the transactions contemplated by the Plan or by the foregoing resolutions, the taking of such actions and the execution of such documents to be conclusive of their power and authority to do so; and

BE IT FURTHER RESOLVED, that without limiting the foregoing, the Authorized Representatives be, and each of them hereby is, authorized and directed, for and on behalf of the Company, to make, execute and acknowledge a Certificate of Ownership and Merger/Articles of Merger and to file the same in the office of the Secretary of State of the State of Delaware and such other public offices as may be necessary or advisable to effect such merger; and

2

BE IT FURTHER RESOLVED, that the Authorized Representatives be, and each of them hereby is, authorized, for and on behalf of the Company and under its corporate seal if appropriate, to deliver all agreements and instruments and take all further actions that they deem necessary or appropriate in order to carry out the purposes of the Plan and the foregoing resolutions.

FIFTH: The merger of the Subsidiaries into the Company shall become effective at the close of business on the thirty-first day of December, 1996.

IN WITNESS WHEREOF, said Rehabilitation Hospital Corporation of America as caused this Certificate to be signed by William W. Horton, its Vice President, this 23rd day of December, 1996.

REHABILITATION HOSPITAL CORPORATION OF AMERICA

By:	/s/ William W. Horton
William W. Horton
Its Vice President

This Document Prepared By:

Ross N. Cohen
Haskell Slaughter & Young, L.L.C.
1200 AmSouth/Harbert Plaza
1901 Sixth Avenue North
Birmingham, Alabama 35203

3

EXHIBIT A

PLAN OF MERGER

The terms and conditions of the following Plan of Merger were advised, authorized and approved by the Board of Directors of Rehabilitation Hospital Corporation of America, in the manner prescribed by the Articles/Certificates of Incorporation or charters of the constituent corporations, the General Corporation Law of the State of Delaware and the Maryland General Corporation Law:

1. Rehabilitation Hospital Corporation of America, a Delaware corporation (the “Parent”) shall merge into itself its wholly-owned subsidiary Medical Rehabilitation Corporation of Maryland, a Maryland corporation (the “Subsidiary”) and assume all of said Subsidiary’s liabilities and obligations, with the Parent being the surviving corporation.

2. Upon the effectiveness of such merger, (a) the separate corporate existence of the Subsidiary shall cease, (b) all outstanding shares of capital stock of the Subsidiary shall be canceled and no shares of capital stock of the Parent shall be issued as a result of the merger, (c) all corporate acts, liabilities and obligations of the Subsidiary shall become the acts, liabilities and obligations of the Parent, and (d) the merger shall have all effects specified in applicable provisions of the General Corporation Law of the State of Delaware and the Maryland General Corporation Law.

3. No amendments to the Certificate of Incorporation of the Parent shall occur as a result of such merger.

4. The Chairman of the Board, President and Chief Executive Officer of the Parent, any Executive Vice President, Senior Vice President or Group Vice President of the Parent, and the Secretary or any Assistant Secretary of the Parent, are hereby authorized and directed to make, execute and acknowledge a Certificate of Ownership and Merger/Articles of Merger and to file the same in the office of the Secretary of State of the State of Delaware and such other public offices as may be necessary or advisable to effect such merger.

IN WITNESS WHEREOF, the undersigned have hereunto caused this Plan of Merger to be executed by their respective duly authorized corporate officers, as of the 23rd day of December, 1996.

REHABILITATION HOSPITAL CORPORATION OF AMERICA

By:	/s/ William W. Horton	(SEAL)
William W. Horton
Its Vice President

ATTEST:

/s/ C. Drew Demaray
C. Drew Demaray
Assistant Secretary

MEDICAL REHABILITATION CORPORATION OF MARYLAND

By:	/s/ Anthony J. Tanner	(SEAL)
Anthony J. Tanner
Its Secretary

ATTEST:

/s/ William W. Horton
William W. Horton
Assistant Secretary

2

EXHIBIT A

PLAN OF MERGER

The terms and conditions of the following Plan of Merger were advised, authorized and approved by the Board of Directors of Rehabilitation Hospital Corporation of America, in the manner prescribed by the Articles/Certificates of Incorporation or charters of the constituent corporations, the General Corporation Law of the State of Delaware and the Pennsylvania Business Corporation Law:

1. Rehabilitation Hospital Corporation of America, a Delaware corporation (the “Parent”) shall merge into itself its wholly-owned subsidiary American Health Enterprises, Ltd., a Pennsylvania corporation (the “Subsidiary”) and assume all of said Subsidiary’s liabilities and obligations, with the Parent being the surviving corporation.

2. Upon the effectiveness of such merger, (a) the separate corporate existence of the Subsidiary shall cease, (b) all outstanding shares of capital stock of the Subsidiary shall be canceled and no shares of capital stock of the Parent shall be issued as a result of the merger, (c) all corporate acts, liabilities and obligations of the Subsidiary shall become the acts, liabilities and obligations of the Parent, and (d) the merger shall have all effects specified in applicable provisions of the General Corporation Law of the State of Delaware and the Pennsylvania Business Corporation Law.

3. No amendments to the Certificate of Incorporation of the Parent shall occur as a result of such merger.

4. The Chairman of the Board, President and Chief Executive Officer of the Parent, any Executive Vice President, Senior Vice President or Group Vice President of the Parent, and the Secretary or any Assistant Secretary of the Parent, are hereby authorized and directed to make, execute and acknowledge a Certificate of Ownership and Merger/Articles and to file the same in the office of the Secretary of State of the State of Delaware and such other public offices as may be necessary or advisable to effect such merger.

IN WITNESS WHEREOF, the undersigned have hereunto caused this Plan of Merger to be executed by their respective duly authorized corporate officers, as of the 23rd day of December, 1996.

REHABILITATION HOSPITAL CORPORATION OF AMERICA

By:	/s/ William W. Horton	(SEAL)
William W. Horton
Its Vice President

ATTEST:

/s/ C. Drew Demaray
C. Drew Demaray
Assistant Secretary

AMERICAN HEALTH ENTERPRISES, LTD.

By:	/s/ Anthony J. Tanner	(SEAL)
Anthony J. Tanner
Its Secretary

ATTEST:

/s/ William W. Horton
William W. Horton
Assistant Secretary

2

EXHIBIT A

PLAN OF MERGER

The terms and conditions of the following Plan of Merger were advised, authorized and approved by the Board of Directors of Rehabilitation Hospital Corporation of America, in the manner prescribed by the Articles/Certificates of Incorporation or charters of the constituent corporations, the General Corporation Law of the State of Delaware and the Pennsylvania Business Corporation Law:

1. Rehabilitation Hospital Corporation of America, a Delaware corporation (the “Parent”) shall merge into itself its wholly-owned subsidiary West Virginia Rehabilitation Services, Inc., a Pennsylvania corporation (the “Subsidiary”) and assume all of said Subsidiary’s liabilities and obligations, with the Parent being the surviving corporation.

2. Upon the effectiveness of such merger, (a) the separate corporate existence of the Subsidiary shall cease, (b) all outstanding shares of capital stock of the Subsidiary shall be canceled and no shares of capital stock of the Parent shall be issued as a result of the merger, (c) all corporate acts, liabilities and obligations of the Subsidiary shall become the, acts, liabilities and obligations of the Parent, and (d) the merger shall have all effects specified in applicable provisions of the General Corporation Law of the State of Delaware and the Pennsylvania Business Corporation Law.

3. No amendments to the Certificate of Incorporation of the Parent shall occur as a result of such merger.

4. The Chairman of the Board, President and Chief Executive Officer of the Parent, any Executive Vice President, Senior Vice President or Group Vice President of the Parent, and the Secretary or any Assistant Secretary of the Parent, are hereby authorized and directed to make, execute and acknowledge a Certificate of Ownership and Merger/Articles of Merger and to file the same in the office of the Secretary of State of the State of Delaware and such other public offices as may be necessary or advisable to effect such merger.

IN WITNESS WHEREOF, the undersigned have hereunto caused this Plan of Merger to be executed by their respective duly authorized corporate officers, as of the 23rd of December, 1996.

REHABILITATION HOSPITAL CORPORATION OF AMERICA

By:	/s/ William W. Horton	(SEAL)
William W. Horton
Its Vice President

ATTEST:

/s/ C. Drew Demaray
C. Drew Demaray
Assistant Secretary

WEST VIRGINIA REHABILITATION SERVICES, INC.

By:	/s/ Anthony J. Tanner	(SEAL)
Anthony J. Tanner
Its Secretary

ATTEST:

/s/ William W. Horton
William W. Horton
Assistant Secretary

2

EXHIBIT A

PLAN OF MERGER

The terms and conditions of the following Plan of Merger were advised, authorized and approved by the Board of Directors of Rehabilitation Hospital Corporation of America, in the manner prescribed by the Articles/Certificates of Incorporation or charters of the constituent corporations, the General Corporation Law of the State of Delaware and the Virginia Stock Corporation Act:

1. Rehabilitation Hospital Corporation of America, a Delaware corporation (the “Parent”) shall merge into itself its wholly-owned subsidiary Rehabilitation Corporation of Virginia, a Virginia corporation (the “Subsidiary”) and assume all of said Subsidiary’s liabilities and obligations, with the Parent being the surviving corporation.

2. Upon the effectiveness of such merger, (a) the separate corporate existence of the Subsidiary shall cease, (b) all outstanding shares of capital stock of the Subsidiary shall be canceled and no shares of capital stock of the Parent shall be issued as a result of the merger, (c) all corporate acts, liabilities and obligations of the Subsidiary shall become the acts, liabilities and obligations of the Parent, and (d) the merger shall have all effects specified in applicable provisions of the General Corporation Law of the State of Delaware and the Virginia Stock Corporation Act.

3. No amendments to the Certificate of Incorporation of the Parent shall occur as a result of such merger.

4. The Chairman of the Board, President and Chief Executive Officer of the Parent, any Executive Vice President, Senior Vice President or Group Vice President of the Parent, and the Secretary or any Assistant Secretary of the Parent, are hereby authorized and directed to make, execute and acknowledge a Certificate of Ownership and Merger/Articles of Merger and to file the same in the office of the Secretary of State of the State of Delaware and such other public offices as may be necessary or advisable to effect such merger.

IN WITNESS WHEREOF, the undersigned have hereunto caused this Plan of Merger to be executed by their respective duly authorized corporate officers, as of the 23rd day of December, 1996.

REHABILITATION HOSPITAL CORPORATION OF AMERICA

By:	/s/ William W. Horton	(SEAL)
William W. Horton
Its Vice President

ATTEST:

/s/ C. Drew Demaray
C. Drew Demaray
Assistant Secretary

REHABILITATION CORPORATION OF VIRGINIA

By:	/s/ Anthony J. Tanner	(SEAL)
Anthony J. Tanner
Its Secretary

ATTEST:

/s/ William W. Horton
William W. Horton
Assistant Secretary

2

EXHIBIT A

PLAN OF MERGER

The terms and conditions of the following Plan of Merger were advised, authorized and approved by the Board of Directors of Rehabilitation Hospital Corporation of America, in the manner prescribed by the Articles/Certificates of Incorporation or charters of the constituent corporations, the General Corporation Law of the State of Delaware and the West Virginia Corporation Act:

1. Rehabilitation Hospital Corporation of America, a Delaware corporation (the “Parent”) shall merge into itself its wholly-owned subsidiary RehabWorld of West Virginia, Inc., a West Virginia corporation (the “Subsidiary”) and assume all of said Subsidiary’s liabilities and obligations, with the Parent being the surviving corporation.

2. Upon the effectiveness of such merger, (a) the separate corporate existence of the Subsidiary shall cease, (b) all outstanding shares of capital stock of the Subsidiary shall be canceled and no shares of capital stock of the Parent shall be issued as a result of the merger, (c) all corporate acts, liabilities and obligations of the Subsidiary shall become the acts, liabilities and obligations of the Parent, and (d) the merger shall have all effects specified in applicable provisions of the General Corporation Law of the State of Delaware and the West Virginia Corporation Act.

3. No amendments to the Certificate of Incorporation of the Parent shall occur as a result of such merger.

4. The Chairman of the Board, President and Chief Executive Officer of the Parent, any Executive Vice President, Senior Vice President or Group Vice President of the Parent, and the Secretary or any Assistant Secretary of the Parent, are hereby authorized and directed to make, execute and acknowledge a Certificate of Ownership and Merger/Articles of Merger and to file the same in the office of the Secretary of State of the State of Delaware and such other public offices as may be necessary or advisable to effect such merger.

IN WITNESS WHEREOF, the undersigned have hereunto caused this Plan of Merger to be executed by their respective duly authorized corporate officers, as of the 23rd day of December, 1996.

REHABILITATION HOSPITAL CORPORATION OF AMERICA

By:	/s/ William W. Horton	(SEAL)
William W. Horton
Its Vice President

ATTEST:

/s/ C. Drew Demaray
C. Drew Demaray
Assistant Secretary

REHABWORLD OF WEST VIRGINIA INC.

By:	/s/ Anthony J. Tanner	(SEAL)
Anthony J. Tanner
Its Secretary

ATTEST:

/s/ William W. Horton
William W. Horton
Assistant Secretary

2

EXHIBIT A

PLAN OF MERGER

The terms and conditions of the following Plan of Merger were advised, authorized and approved by the Board of Directors of Rehabilitation Hospital Corporation of America, in the manner prescribed by the Articles/Certificates of Incorporation or charters of the constituent corporations, the General Corporation Law of the State of Delaware and the Maryland General Corporation Law:

1. Rehabilitation Hospital Corporation of America, a Delaware corporation (the “Parent”) shall merge into itself its wholly-owned subsidiary East Capital Rehabilitation Hospital, Inc., a Maryland corporation (the “Subsidiary”) and assume all of said Subsidiary’s liabilities and obligations, with the Parent being the surviving corporation.

2. Upon the effectiveness of such merger, (a) the separate corporate existence of the Subsidiary shall cease, (b) all outstanding shares of capital stock of the Subsidiary shall be canceled and no shares of capital stock of the Parent shall be issued as a result of the merger, (c) all corporate acts, liabilities and obligations of the Subsidiary shall become the acts, liabilities and obligations of the Parent, and (d) the merger shall have all effects specified in applicable provisions of the General Corporation Law of the State of Delaware and the Maryland General Corporation Law.

3. No amendments to the Certificate of Incorporation of the Parent shall occur as a result of such merger.

4. The Chairman of the Board, President and Chief Executive Officer of the Parent, any Executive Vice President, Senior Vice President or Group Vice President of the Parent, and the Secretary or any Assistant Secretary of the Parent, are hereby authorized and directed to make, execute and acknowledge a Certificate of Ownership and Merger/Articles of Merger and to file the same in the office of the Secretary of State of the State of Delaware and such other public offices as may be necessary or advisable to effect such merger.

IN WITNESS WHEREOF, the undersigned have hereunto caused this Plan of Merger to be executed by their respective duly authorized corporate officers, as of the 23rd day of December, 1996.

REHABILITATION HOSPITAL CORPORATION OF AMERICA

By:	/s/ William W. Horton	(SEAL)
William W. Horton
Its Vice President

ATTEST:

/s/ C. Drew Demaray
C. Drew Demaray
Assistant Secretary

EAST CAPITAL REHABILITATION HOSPITAL, INC.

By:	/s/ Anthony J. Tanner	(SEAL)
Anthony J. Tanner
Its Secretary

ATTEST:

/s/ William W. Horton
William W. Horton
Assistant Secretary

2

EXHIBIT A

PLAN OF MERGER

The terms and conditions of the following Plan of Merger were advised, authorized and approved by the Board of Directors of Rehabilitation Hospital Corporation of America, in the manner prescribed by the Articles/Certificates of Incorporation or charters of the constituent corporations, the General Corporation Law of the State of Delaware and the Maryland General Corporation Law:

1. Rehabilitation Hospital Corporation of America, a Delaware corporation (the “Parent”) shall merge into itself its wholly-owned subsidiary CRH, Inc., a Maryland corporation (the “Subsidiary”) and assume all of said Subsidiary’s liabilities and obligations, with the Parent being the surviving corporation.

2. Upon the effectiveness of such merger, (a) the separate corporate existence of the Subsidiary shall cease, (b) all outstanding shares of capital stock of the Subsidiary shall be canceled and no shares of capital stock of the Parent shall be issued as a result of the merger, (c) all corporate acts, liabilities and obligations of the Subsidiary shall become the acts, liabilities and obligations of the Parent, and (d) the merger shall have all effects specified in applicable provisions of the General Corporation Law of the State of Delaware and the Maryland General Corporation Law.

3. No amendments to the Certificate of Incorporation of the Parent shall occur as a result of such merger.

4. The Chairman of the Board, President and Chief Executive Officer of the Parent, any Executive Vice President, Senior Vice President or Group Vice President of the Parent, and the Secretary or any Assistant Secretary of the Parent, are hereby authorized and directed to make, execute and acknowledge a Certificate of Ownership and Merger/Articles of Merger and to file the same in the office of the Secretary of State of the State of Delaware and such other public offices as may be necessary or advisable to effect such merger.

IN WITNESS WHEREOF, the undersigned have hereunto caused this Plan of Merger to be executed by their respective duly authorized corporate officers, as of the 23rd day of December, 1996.

REHABILITATION HOSPITAL CORPORATION OF AMERICA

By:	/s/ William W. Horton	(SEAL)
William W. Horton
Its Vice President

ATTEST:

/s/ C. Drew Demaray
C. Drew Demaray
Assistant Secretary

CRH, INC.

By:	/s/ Anthony J. Tanner	(SEAL)
Anthony J. Tanner
Its Secretary

ATTEST:

/s/ William W. Horton
William W. Horton
Assistant Secretary

2